UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 12, 2004

                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                            (856) 848-1800
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            (Registrant's telephone number, including area code)


                                  N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)








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     Item 12.     Results of Operations and Financial Condition
     ------       ---------------------------------------------

     On May 12, 2004 Checkpoint Systems, Inc. (the "Company") issued a press release announcing that it intends to restate its financial results for 2002 and 2003. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated by reference.




                            Signatures
                            ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2002


Checkpoint Systems, Inc.


--------------------------
W. Craig Burns
Executive Vice President,
Chief Financial Officer and
Treasurer



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                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

   99.1          Press release dated May 12, 2004

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